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                                                                    EXHIBIT 10.3



August 7, 1996

________________________________________________________________________________





                              BJ SERVICES COMPANY
                            BJ SERVICES COMPANY, USA
                         BJ SERVICE INTERNATIONAL, INC.
                        BJ SERVICES COMPANY MIDDLE EAST




                       FOURTH AMENDMENT TO NOTE AGREEMENT




                           Dated as of August 7, 1996




         Re:        Note Agreement Dated As of August 1, 1991
                                      and
                         $30,000,000 9.20% Senior Notes
                               Due August 1, 1998





________________________________________________________________________________

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                              BJ SERVICES COMPANY
                            BJ SERVICES COMPANY, USA
                         BJ SERVICE INTERNATIONAL, INC.
                        BJ SERVICES COMPANY MIDDLE EAST

                       FOURTH AMENDMENT TO NOTE AGREEMENT

      Re:          Note Agreement Dated as of August 1, 1991
                                      and
                         $30,000,000 9.20% Senior Notes
                               Due August 1, 1998


                                                                     Dated as of
                                                                  August 7, 1996



Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa  50392-0800

Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut  06154



Ladies and Gentlemen:

         Reference is made to the separate Note Agreements each dated as of August 1, 1991, as amended to the date hereof (collectively, the "Note Agreement"), between and among BJ Services Company, BJ Services Company, USA, BJ Service International, Inc., BJ Services Company Middle East, each a Delaware corporation (collectively, the "Constituent Companies"), and you, under and pursuant to which $30,000,000 aggregate principal amount of Senior Notes Due August 1, 1998 (the "Notes") were originally issued.

         The Constituent Companies desire to amend certain provisions of the Note Agreement in connection with the acquisition of the shares of stock issued by Nowsco Well Service Ltd., an





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Alberta, Canada corporation and the amalgamation of BJ Services Canada, Inc., an Alberta, Canada corporation with said Nowsco Well Service Ltd., and the entry by the Constituent Companies into an Amended and Restated Credit Agreement dated as of August 7, 1996, among the Constituent Companies, Nowsco Well Service Ltd., and the other Subsidiary Borrowers from time to time party thereto, Bank of America National Trust and Savings Association, Individually, as U.S. Agent, Letter of Credit Issuing Bank, and Swing Loan Bank; Bank of America Canada, Individually and as Canadian Agent; The Chase Manhattan Bank, N.A., individually and as Senior Co-Agent; Bank of Montreal, Royal Bank of Canada, Toronto Dominion (Texas), Inc., Credit Lyonnais New York Branch, and Wells Fargo Bank (Texas), National Association, each Individually and as Co-Agent; and the other financial institutions from time to time parties thereto. The Constituent Companies hereby request that you accept the amendments as set forth below in the manner herein provided. All capitalized terms used herein without definition shall have the same meanings respectively assigned to such terms in the Note Agreement.

SECTION 1.       AMENDMENTS TO SECTION 5 OF THE NOTE AGREEMENT.

         (a) Section 5 of the Note Agreement shall be and is hereby amended by deleting therefrom the following Sections: Sections 5.5 through 5.14, both inclusive.

         (b) Section 5.1 of the Note Agreement shall be, and is hereby amended to read, as follows:

                 "Each of the Constituent Companies will preserve and keep in full force and effect, and will cause each Restricted Subsidiary to preserve and keep in full force and effect, its respective corporate existence and all licenses and permits except where the failure to preserve or keep such licenses and permits would not have a materially adverse effect upon the properties, business or financial condition of the Company and its Restricted Subsidiaries, taken as a whole, provided that the foregoing shall not prevent any transaction otherwise permitted by this Agreement."





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         (c)     Section 5.3 of the Note Agreement shall be, and is hereby
amended to read, as follows:

                 "Each of the Constituent Companies will promptly pay and discharge, and will cause each Restricted Subsidiary promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon such Constituent Company or such Restricted Subsidiary, respectively, or upon or in respect of all or any part of the property or business of such Constituent Company or such Restricted Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any property of such Constituent Company or such Restricted Subsidiary; provided such Constituent Company or such Restricted Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of such Constituent Company or such Restricted Subsidiary or any material interference with the use thereof by such Constituent Company or such Restricted Subsidiary, and (ii) such Constituent Company or such Restricted Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto. Each of the Constituent Companies will promptly comply and will cause each Restricted Subsidiary to comply with all laws, ordinances or governmental rules and regulations to which it is subject including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation of which could materially and adversely affect the properties, business or financial condition of the Company and its Restricted Subsidiaries, taken as a whole, or would result in any "Lien" (as defined for purposes of Section 8.01 of the Bank Credit Agreement, which Section 8.01 is incorporated into this Agreement by reference pursuant to the Fourth Amendment to Note Agreement) not permitted by said Section 8.01."





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         SECTION 2.       INCORPORATION OF CERTAIN COVENANTS.

         "The following provisions of the Bank Credit Agreement in the form attached hereto as the same may be subsequently modified or amended provided that any such amendments or modifications are consented to in writing by the holders of at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes are hereby incorporated by reference into the Note Agreement with the same force and effect as though therein set forth in full, in each case together with all related definitions set forth in the Bank Credit Agreement as the same may be subsequently modified or amended provided that any such amendments or modifications are consented to in writing by the holders of at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes: Sections 8.01 through 8.05, both inclusive, Sections 8.08, 8.09 and Sections 8.12 through 8.16, both inclusive; provided, however, that the terms"Default" and "Event of Default" referred to in Section
8.03 and Section 8.15 incorporated herein by reference shall refer to such terms as defined in the Note Agreement. All provisions incorporated by reference shall remain effective for purposes of the Note Agreement unless and until the Notes shall no longer remain outstanding."

SECTION 3.       AMENDMENTS TO SECTION 5.18 OF THE NOTE AGREEMENT.

         Section 5.18(f) of the Note Agreement shall be and is hereby amended to read as follows:

                 "(f)     Officer's Certificates.  Within the periods provided
         in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and setting forth: (i) a compliance certificate in the form attached to the Bank Credit Agreement, and (ii) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;"





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SECTION 4.       AMENDMENTS TO SECTION 6.1 OF THE NOTE AGREEMENT.

         (a) Sections 6.1(d) and (e) of the Note Agreement shall be and are hereby revised to change the references therein to "$1,000,000" from "$1,000,000" to "$35,000,000."

         (b) Section 6.1(f) of the Note Agreement shall be and is hereby deleted, and the following language shall be substituted therefor:

                 "(f)(i) The Constituent Companies or any other Borrower (as defined in the Bank Credit Agreement) shall fail to perform or observe any term, covenant or agreement contained in Sections 8.02, 8.03, 8.10, 8.12 through 8.16, both inclusive, of the Bank Credit Agreement and incorporated herein by reference pursuant to the Fourth Amendment to Note Agreement or (ii) the Constituent Companies or any other Borrower shall fail to perform or observe any other term, covenant or agreement contained in any of Sections 8.01, 8.04, 8.05, 8.08 or 8.09 of the Bank Credit Agreement and incorporated herein by reference pursuant to the Fourth Amendment to Note Agreement, and such default shall continue unremedied for a period of 20 days after the earlier of
         (x) the date upon which a Responsible Officer of the Constituent Companies reasonably should have known of such default, or (y) the date upon which written notice thereof is given to the Constituent Companies by any holder of the Notes."

         (c) Section 6.1(i) of the Note Agreement shall be and is hereby revised to change the reference therein to $500,000" from "$500,000" to "$35,000,000."

SECTION 5.       AMENDMENTS TO DEFINITIONS.

         The following definitions shall be added to Section 8.1 of the Note Agreement to read as follows:





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                 "Bank Credit Agreement" shall mean that certain Amended and
         Restated Credit Agreement dated as of August 7, 1996 among the Constituent Companies, Nowsco Well Service Ltd., and the other Subsidiary Borrowers from time to time Parties thereto; Bank of America National Trust and Savings Association, Individually, as U.S. Agent, Letter of Credit Issuing Bank and Swing Loan Bank; Bank of America Canada, Individually and as Canadian Agent; The Chase Manhattan Bank, N.A., individually and as Senior Co-Agent; Bank of Montreal, Royal Bank of Canada, Toronto Dominion (Texas), Inc., Credit Lyonnais New York Branch, and Wells Fargo Bank (Texas), National Association, each Individually and as Co-Agent; and the other financial institutions parties thereto, in the form attached hereto (and without amendment or modification, except as may be subsequently consented to in writing by the holders of at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes.

                 "Second Amendment to Note Agreement" shall mean that certain Second Amendment to Note Agreement dated September 19, 1995 by and among the Constituent Companies and the Purchasers.

                 "Third Amendment to Note Agreement" shall mean that certain Third Amendment to Note Agreement executed to be effective as of September 19, 1995 by and among the Constituent Companies and the Purchasers.

                 "Fourth Amendment to Note Agreement" shall mean that certain Fourth Amendment to Note Agreement dated August 7, 1996 by and among the Constituent Companies and the Purchasers.

SECTION 6.       MISCELLANEOUS.

         Section 2.1 Effective Date; Replacement of Second Amendment and Third Amendment; Ratification. The amendments contemplated by this Fourth Amendment to Note Agreement shall be effective as of August 7, 1996. This Fourth Amendment shall supersede and replace the terms





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and provisions of the Second Amendment to Note Agreement and Third Amendment to
Note Agreement. Except as amended herein, the terms and provisions of the Note Agreement are hereby ratified, confirmed and approved in all respects.

         Section 2.2 Ratification of Original Note Agreements; Condition Precedent. Except as amended herein, the terms and provisions of the Note Agreement and the Notes are hereby ratified, confirmed and approved in all respects.

         Section 2.3 Successors and Assigns. This Fourth Amendment to Note Agreement shall be binding upon the Constituent Companies and their successors and assigns and shall inure to the benefit of the holders of the Notes and to the benefit of their successors and assigns, including each successive holder or holders of any Notes.

         Section 2.4 Counterparts. This Fourth Amendment to Note Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

         Section 2.5 No Legend Required. Any and all notices, requests, certificates and other instruments including, without limitation, the Notes, may refer to the Note Agreement without making specific reference to this Fourth Amendment to Note Agreement, but nevertheless all such references shall from and after the date hereof be deemed to include this Fourth Amendment to Note Agreement unless the context shall otherwise require.

         Section 2.6 No Defaults or Events of Default; Representations and Warranties are True and Correct. Each of the Constituent Companies jointly and severally represents and warrants that no Default or Event of Default, in either case which has not been waived, has occurred and is continuing. The representations and warranties made by the Constituent Companies in Exhibit B of the Note Agreement are true and correct in all material respects as of the date hereof, except such representations and warranties, if any, which expressly refer to an earlier date, which representations and warranties are true and correct in all material respects as of such earlier date.





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         Section 2.7      Governing Law.  This Fourth Amendment to Note
Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Note Agreement to be effective as of August 7, 1996.


                                       BJ SERVICES COMPANY


                                       By:
                                                -------------------------------
                                                Its Treasurer


                                       BJ SERVICES COMPANY, USA


                                       By:
                                                -------------------------------
                                                Its Treasurer


                                       BJ SERVICE INTERNATIONAL, INC.


                                       By:
                                                -------------------------------
                                                Its Treasurer




                                       BJ SERVICES COMPANY MIDDLE EAST


                                       By:
                                                -------------------------------
                                                Its Treasurer






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Accepted on the ______ day of August, 1996.



                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY



                                       By:
                                                -------------------------------
                                                Its:
                                                     --------------------------



                                       By:
                                                -------------------------------
                                                Its:
                                                     --------------------------





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Accepted on the ______ day of August, 1996.



                                       CONNECTICUT MUTUAL LIFE INSURANCE COMPANY



                                       By:
                                                -------------------------------
                                                Its:
                                                     --------------------------





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